EXHIBIT 23.1




                DELOITTE & TOUCHE, LLP LETTERHEAD




INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of BOATRACS, Inc. on Form SB-2 of our report dated February 7, 1997, appearing in  the  Prospectus, which is part  of this Registration Statement,
and  to  the   reference  to  us  under  the  heading  "Experts"
in  such Prospectus.


DELOITTE & TOUCHE LLP


San Diego, California
April 30, 1997